John Hancock Investment Trust

John Hancock Sovereign Investors Fund

Supplement dated December 23, 2013 to the current Prospectuses, as supplemented

On December 18, 2013, the Board of Trustees of John Hancock Investment Trust, of which John Hancock Sovereign Investors Fund (“Sovereign Investors Fund”) is a series, voted to recommend that the shareholders of Sovereign Investors Fund approve a tax-free reorganization of Sovereign Investors Fund into John Hancock Large Cap Equity Fund (“Large Cap Equity Fund”), another series of John Hancock Investment Trust, as described below.

Under the terms of the reorganization, subject to shareholder approval at a shareholder meeting scheduled to be held on or about April 30, 2014, Sovereign Investors Fund would transfer all of its assets to Large Cap Equity Fund in exchange for shares of equal value of Large Cap Equity Fund. Large Cap Equity Fund would also assume Sovereign Investors Fund’s liabilities. Large Cap Equity Fund’s shares would then be distributed to Sovereign Investors Fund’s shareholders, and Sovereign Investors Fund would be terminated. If approved by Sovereign Investors Fund’s shareholders, the reorganization is expected to occur as of the close of business on or about May 2, 2014 (the “Closing Date”). Further information regarding the proposed reorganization will be contained in a proxy statement and prospectus, which is scheduled to be mailed to Sovereign Investors Fund’s shareholders in February, 2014.

Sovereign Investors Fund will not accept orders from new investors to purchase shares of Sovereign Investors Fund effective as of the close of business on January 24, 2014. Sovereign Investors Fund will remain open to purchases and redemptions from existing shareholders until the Closing Date.

Prior to the reorganization, any dividends paid will be paid in accordance with the current dividend option of an account; accounts in which the dividend reinvestment option has been chosen will receive any dividends in the form of additional shares of Sovereign Investors Fund.

You should read this Supplement in conjunction with the Prospectus and retain it for your future reference.